Lord Abbett Convertible Fund

Supplement dated October 15, 2013 to the

Summary Prospectus dated April 1, 2013

This supplement supersedes the April 29, 2013 supplement to the Fund’s summary prospectus.

The following replaces the subsection under “Management – Portfolio Managers” on page 8 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Alan R. Kurtz, Portfolio Manager	2003
Robert A. Lee, Partner and Director	2013
Christopher J. Towle, Partner and Director	2003

Please retain this document for your future reference.